                                    GUARANTY
                                    --------


         This unconditional guaranty (hereinafter, the "Guaranty") is given pursuant to the terms and conditions of that certain Loan Agreement dated January 30, 2004 (hereinafter, the "Loan Agreement") by and among CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Borrower"), FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, and the other lending institutions which are or become parties to the Loan Agreement (Fleet National Bank and such other lending institutions which are or become parties to the Loan Agreement are collectively referred to as the "Lenders" and individually as the "Lender"), and Fleet National Bank as Agent (hereinafter, the "Agent"). Capitalized terms used herein and not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         FOR VALUE RECEIVED, and to induce Agent and the Lenders to extend credit to the Borrower as provided for in the Loan Agreement and the other Loan Documents, Cedar Dubois, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Guarantor"), hereby unconditionally agrees as follows:

1. Guaranty. Guarantor, as a primary party and not merely as a surety, unconditionally and irrevocably guarantees the prompt and full payment (and not merely the collectibility), performance, and observance of all of the obligations, terms and conditions to be paid, performed or observed by Borrower under the Note, Loan Agreement and each other Loan Document, to or on behalf of the Agent, the Lenders, or any one of them, each as the same may be hereafter amended, modified, extended, renewed or recast, including, without limitation, all of the Obligations and the payment of all principal, interest, fees and other charges when due under the Note, the Loan Agreement and each other Loan Document (hereinafter, the "Guaranteed Obligations").

         Upon the occurrence of and during the continuance of any Event of Default under the Loan Agreement, or any of the other Loan Documents, or if Agent has accelerated the Loan pursuant to a right to do so under the Loan Agreement, Agent may at its option proceed directly and at once, without notice (except as otherwise provided under the Loan Agreement), against Guarantor hereunder, without proceeding against Borrower, any other Guarantor, or any other person or other Collateral for the Obligations or the Guaranteed Obligations.

         If Borrower, or Guarantor if so required, shall fail or refuse to perform or continue performance of all of the Obligations on the part of Borrower to be kept and performed, then, if an Event of Default exists on account thereof under the Loan Documents or this Guaranty, in addition to any other rights and remedies which Agent or any Lender may have hereunder or elsewhere, and not in limitation thereof, Agent or any Lender, at such party's option, may exercise any or all of its rights and remedies under the Loan Agreement and each other Loan Document.

         This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the Guaranteed Obligations and the Obligations in the event Agent or any Lender is required to disgorge or return any payment or property received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances.

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2.       Waivers. Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

         2.1. all suretyship defenses and defenses in the nature thereof;

         2.2. any right or claim of right to cause a marshalling of the assets of Borrower or of any Collateral, or to cause Agent to proceed against any of the other security for the Guaranteed Obligations or the Obligations before proceeding under this Guaranty against Guarantor, or, if there shall be more than one Guarantor, to require Agent to proceed against any other Guarantor or any of Guarantors in any particular order;

         2.3. until satisfaction in full of the Obligations of the Borrower to the Agent and the Lenders, and the satisfaction in full of the Guaranteed Obligations, all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties; provided, however, unless Agent otherwise expressly agrees in writing, such waiver by any particular Guarantor shall not be effective to the extent that by virtue thereof such Guarantor's liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under any applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent transfers or conveyances or otherwise;

         2.4. notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor;

         2.5. the pleading of any statute of limitations as a defense to Guarantor's obligations hereunder;

         2.6. the right to a trial by jury in any matter related to this Guaranty; and

         2.7. the benefit of all other provisions of law which may be validly waived.

         GUARANTOR, AGENT AND LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS GUARANTY, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

THIS WAIVER IS GIVEN AS A MATERIAL INDUCEMENT TO AGENT AND THE LENDERS TO ACCEPT THIS GUARANTY AND TO MAKE THE LOAN.

3. Cumulative Rights. Agent's and any Lender's rights under this Guaranty shall be in addition to and not in limitation of all of the rights and remedies of Agent and any Lender under the Loan Documents. All rights and remedies of Agent and any Lender shall be cumulative and may be exercised in such manner and combination as Agent or any Lender may determine.

4. No Impairment. The liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Agent or any Lender by Borrower or any other Guarantor or any person who succeeds Guarantor as owner of a Collateral Property (hereinafter, the "Property"). In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

         4.1. any extensions of time for performance required by any of the Loan Documents;

         4.2. any amendment to or modification of any of the Loan Documents;

         4.3. any sale or assignment of the Loan or any sale, assignment or foreclosure of the Security Documents, or any sale, transfer or exchange of all or part of the Property;

         4.4. any exculpatory, or nonrecourse, or limited recourse, provision in any of the Loan Documents limiting Agent's or any Lender's recourse to the Property secured by the Mortgage, or to any other property, or limiting Agent's or any Lender's rights to a deficiency judgment against Borrower or any other person or entity;

         4.5. the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower, any general partner, owner, principal, or agent of Borrower, or Guarantor, under any Loan Document or otherwise;

         4.6. the release of Borrower, any general partner, owner, principal, or agent of Borrower, or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Agent's or any Lender's voluntary act, or otherwise;

         4.7. the filing of any bankruptcy or reorganization proceeding by or against Borrower, any general partner, owner, principal, or agent of Borrower, Guarantor, or any subsequent owner of the Property;

         4.8. the release or substitution in whole or part of any collateral or security for the Obligations or the Guaranteed Obligations;

         4.9. Agent's failure to record any Security Document or file any UCC financing statements, or Agent's improper recording or filing of any thereof, or Agent's failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations or the Guaranteed Obligations;

         4.10. the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents; or

         4.11. the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower, any Guarantor, or any other person or entity.

Any of the foregoing may be accomplished with or without notice to Borrower, any general partner, owner, principal, or agent of Borrower, or any Guarantor, and with or without consideration.

5. Delay Not Waiver. No delay on Agent's or any Lender's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Agent or any Lender in any instance shall constitute a waiver in any other instance.

6. Warranties and Representations. Guarantor warrants and represents to Agent and each of the Lenders for the express purpose of inducing Agent and the Lenders to enter into the Loan Agreement, to make each Loan Advance, to accept this Guaranty, and to otherwise complete the transactions contemplated by the Loan Agreement, as to such Guarantor, that as of the date of this Guaranty, upon the date of each Loan Advance, and at all times thereafter until the Loan is repaid and all Guaranteed Obligations to Agent and the Lenders have been satisfied in full, as follows:

         6.1. Incorporation by Reference. Each warranty and representation made by Guarantor in the Environmental Indemnity is true, accurate and complete and is incorporated herein by reference.

         6.2. Financial Information. Copies of the financial statements of Guarantor have been delivered to Agent and each Lender and each of the same fairly present Guarantor's financial condition as of the dates thereof and no material and adverse change has occurred in Guarantor's financial condition or business since the respective dates thereof; and each financial statement of Guarantor submitted in the future shall fairly present Guarantor's financial condition as of the dates thereof;

         6.3. No Violation. The payment and performance by Guarantor of the Guaranteed Obligations, Guarantor's obligations under the Loan Agreement, this Guaranty, the Security Documents, the Environmental Indemnity, and any other Loan Document, does not and shall not constitute a violation of any law, order, regulation, contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor's property may be bound;

         6.4. No Litigation. There is no material litigation now pending or, to the best of Guarantor's knowledge threatened in writing, against Guarantor which, if adversely decided would materially impair the ability of Guarantor to pay and perform the Guaranteed Obligations, Guarantor's obligations under the Loan Agreement, this Guaranty, the Security Documents, the Environmental Indemnity, or any other Loan Document.

         6.5. Entity Matters. The Guarantor is a duly organized, validly existing entity organized and in good standing under the laws of the State of Delaware, and has all requisite power and authority to conduct its business and to own its property as now conducted or owned, and is qualified to do business in all jurisdictions where the nature and extent of its business is such that such qualification is required by law.

         6.6. Valid and Binding. Each of the Loan Documents to which Guarantor is a party constitutes Guarantor's legal, valid and binding obligation in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and with respect to the availability of remedies of specific enforcement subject to the discretion of the court before which proceedings therefor may be brought.

         6.7. Solvency. Guarantor is solvent and is not rendered insolvent by the obligations undertaken in this Guaranty. Guarantor is not contemplating either the filing of a petition or proceeding under any state or federal bankruptcy or insolvency or reorganization laws or the liquidating of all or a major portion of Guarantor's property, and Guarantor has no knowledge of any such petition or proceeding being filed against any other Guarantor.

         6.8. Material Economic Benefit. The granting of the Loan to Borrower will constitute a material economic benefit to Guarantor.

7. Notices. Any notice or other communication in connection with this Guaranty shall be in writing and (i) deposited in the United States mail, postage prepaid by registered or certified mail, (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (ii) sent by facsimile transmission if a FAX number is designated below, addressed as follows:

                  If to Guarantor:

                           Cedar Dubois, LLC
                           44 South Bayles Avenue
                           Port Washington, New York
                           Attention: Leo S. Ullman
                           FAX Number: (516) 767-6497

                           And

                           Attention: Thomas J. O'Keeffe

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038-4982
                           Attention: Mark A. Levy, Esquire
                           FAX Number:  (212) 806-6006

                  If to Agent:

                           Fleet National Bank
                           100 Federal Street, 8th Floor
                           Boston, Massachusetts 02110
                           Attention: James L. Keough, Senior Vice President FAX No.: (617) 434-6384
with copies by regular mail or such hand delivery or facsimile transmission to:

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Attention: Kevin J. Lyons, Esquire
                           FAX No.: (617) 880-3456

Any such addressee may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

         All periods of notice shall be measured from the deemed date of delivery. A notice shall be deemed to have been given, delivered and received upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of post-mark, or (ii) if hand delivered by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day at the specified address, or (iii) if so mailed, on the date of actual receipt (or tender of delivery) as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt an evidenced by confirmation.

8. No Oral Change. No provision of this Guaranty may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

9. Parties Bound; Benefit. This Guaranty shall be binding upon Guarantor and Guarantor's respective successors, assigns, heirs and personal representatives and shall be for the benefit of Agent and each Lender, and of any subsequent holder of Agent's or any Lender's interest in the Loan and of any owner of a participation interest therein. In the event the interest of Agent or any other Lender under the Loan Documents is sold or transferred, then the liability of the Guarantor to Agent or such Lender shall then be in favor of both the Agent or Lender originally named herein and each subsequent holder of Agent's or Lender's interest therein, to the extent of their respective interests.

10. Joint and Several. If there is more than one (1) Guarantor, the obligations of each Guarantor, and such Guarantor's respective successors, assigns, heirs and personal representatives, shall be and remain joint and several.

11. Partial Invalidity. Each of the provisions hereof shall be enforceable against Guarantor to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

12. Governing Law. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law, except insofar as formation of the Guarantor under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transaction contemplated by this Guaranty. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the Commonwealth of Pennsylvania is not intended, nor shall it be deemed, in any way to derogate the parties' choice of law as set forth herein. Agent or any Lender may enforce its rights hereunder and under the other

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



         Loan Documents, including, but not limited to, its rights to sue Guarantor or to collect any outstanding indebtedness in accordance with applicable law. It is understood and agreed that this Guaranty, and all of the other Loan Documents, were negotiated, executed and delivered in the Commonwealth of Massachusetts which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

13. Consent to Jurisdiction. Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any Massachusetts State Court or any Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts State or Federal Court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address indicated in Section 7 above and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

14. Additional Covenant of the Guarantor. Guarantor shall pay, perform, observe and comply with all of the obligations, terms, covenants and conditions set forth in this Guaranty, the Security Documents, the Environmental Indemnity, and the other Loan Documents to which Guarantor is a party, and by any provisions of the Loan Agreement specifically applicable to Guarantor.

15.      Subordination.

         15.1. Except as may be otherwise specifically provided for in the Loan Agreement with respect to Permitted Distributions, any indebtedness of Borrower to Guarantor, or to any affiliated entity, now or hereafter existing together with any interest thereon shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Agent and the Lenders. Payment and satisfaction of the Obligations shall be deemed "Non-Contestable Payment" only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer, in respect of payments received by Agent or any Lender as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or (B) if so filed or asserted, the final, nonappealable decision of a court of competent jurisdiction denying the claim or assertion.

         15.2. Except as may be otherwise specifically provided for in the Loan Agreement with respect to Permitted Distributions, at all times until the full and Non-Contestable Payment and satisfaction of the Obligations of Borrower to Agent and the Lenders with respect to the Loan (and including interest accruing on the Note after the commencement of a case by or against Borrower under the Bankruptcy Code now or hereafter in effect, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor or any affiliated entity notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code, as now or hereafter in effect, generally), Guarantor, and each affiliated entity, agrees not to accept any payment or satisfaction for any kind of indebtedness of Borrower to Guarantor, or any affiliated entity, and hereby assigns such indebtedness to Agent, on behalf of the Lenders, including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization.

         15.3. Any mortgage, security interest, lien or charge on the Collateral, all rights therein and thereto, and on the revenue and income to be realized therefrom, which Guarantor, or any affiliated entity, may have or obtain as security for any loans, advances, indebtedness or costs, shall be, and such mortgage, security interest, lien or charge hereby is, subordinated to the Mortgage and to the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to Agent and the Lenders.

         15.4. In addition to the foregoing, and not in limitation thereof, until the full payment and satisfaction of all Obligations of Borrower to Agent and the Lenders, any claims of Guarantor, or any affiliated entity, of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived; provided, however, unless Agent otherwise expressly agrees in writing, such waiver by Guarantor shall not be effective to the extent that by virtue thereof Guarantor's liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under any applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent conveyances or otherwise.

16. Legal Fees, Costs and Expenses. Guarantor further agrees to pay within thirty (30) days after demand all costs and expenses reasonably incurred by Agent and the Lenders, or their successors or assigns, in connection with enforcing any of the rights or remedies of Agent or any Lender, or such successors or assigns, under or with respect to this Guaranty including, but not limited to, attorneys' fees and the out-of-pocket expenses and disbursements of such attorneys. Any such amounts which are not paid within thirty (30) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid.

17. Setoff. Subject to the terms of this Section 17, Guarantor hereby grants to Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, from and after the occurrence of and during the continuance of an Event of Default, Agent or any Lender may set off the same or any part thereof and apply the same to any liability or obligation of Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. Within five (5) Business Days of making any such set-off, Agent agrees to notify Guarantor thereof, provided that the failure by Agent to give such notice shall not affect the validity of such set-off. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.




             [The balance of this page is intentionally left blank]

         Witness the execution and delivery hereof as an instrument under seal as of the ___ day of March, 2004.



GUARANTOR:                                  CEDAR DUBOIS, LLC



___________________________                 By:   ______________________________
Witness                                     Name: ______________________________
                                            Title:______________________________